                                                              ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-67373 for Hartford Life and Annuity Insurance Company Separate Account VL II on Form S-6.


                                                      /s/ Arthur Andersen LLP
Hartford, Connecticut
December 4, 2000